UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2013 (April 1, 2013)

SMTP, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	0-54309	05-0502529
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1810 E. Sahara Ave. Suite 111 Las Vegas, NV	89104
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 877-705-9362 Ext. 205

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Officers; Compensatory Arrangements of Certain Officers

On April 1, 2013, Brad Harkavy and Mark S. Dailey resigned as members of the board of directors of the registrant.

Item 9.01

Financial Statements and Exhibits

Exhibit No.

Description

99.1

Letter of Resignation - Brad Harkavy

99.2

Letter of Resignation - Mark S. Dailey

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTP, INC.

By:

/s/ Maksym Ilin

Maksym Ilin

President

Dated: April 4, 2012